UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2007

Covalence Specialty Materials Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-137618	20-4104433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Crossroads Drive, Bldg. A, Third Floor, Bedminster, NJ 07921 (Address of principal executive offices)		07921 (Zip Code)

Registrant’s telephone number, including area code: (908) 547-6061

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

EARNINGS RELEASE.

Covalence Specialty Materials Corp. issued a press release announcing its first quarter fiscal 2007 earnings on March 12, 2007, which is attached as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit 99

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVALENCE SPECIALTY MATERIALS CORP.

Date: March 12, 2007	By:	> /s/ Gail E. Lehman
Name: Gail E. Lehman Title: Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Covalence Specialty Materials Corp. on March 12, 2007.